UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2015

AMICUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33497	71-0869350
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Cedar Brook Drive, Cranbury, NJ	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 662-2000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events

On August 31, 2015, Amicus Therapeutics, Inc. (the “Company”) issued a press release announcing the entry into an Agreement and Plan of Merger (the “Merger Agreement”), dated August 30, 2015, by an among the Company, Scioderm, Inc. (“Scioderm”), Titan Merger Sub Corp., a wholly owned subsidiary of the Company, and Fortis Advisors LLC, as the Shareholders’ Agent, providing for the acquisition by the Company of Scioderm (the “Merger”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In addition, the Company will be providing supplemental information regarding the Merger in connection with a presentation to investors. The slides to be used in connection with this investor presentation are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

The information required by Item 1.01, including a copy of the Merger Agreement, will be filed in a separate Current Report on Form 8-K.

The information contained in Exhibit 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

99.1                        Press Release dated August 31, 2015

99.2                        August 31, 2015 Conference Call Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMICUS THERAPEUTICS, INC.

Date: August 31, 2015	By:	/s/ WILLIAM D. BAIRD III
	Name:	William D. Baird III
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 31, 2015
99.2	August 31, 2015 Conference Call Presentation Materials